UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2025

BYLINE BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-38139	36-3012593
(Commission File Number)	(I.R.S. Employer Identification No.)

180 North LaSalle Street, Suite 300
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(773) 244-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

An annual meeting of stockholders (the “Annual Meeting”) of Byline Bancorp, Inc. (“Byline” or the “Company”) was held on June 3, 2025. A total of 38,862,763 shares of the Company's common stock were present or represented by proxy at the Annual Meeting. This represented approximately 84.07% of the Company's shares of common stock that were outstanding and entitled to vote at the Annual Meeting. Three proposals were presented to Byline’s stockholders at the Annual Meeting as described in Byline’s 2025 Proxy Statement. The final results of the stockholder vote on each of the proposals are as follows:

1.) Proposal 1: Election of Directors. Byline’s stockholders elected ten (10) director nominees to serve a one-year term until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

	Name of Director Nominee	Number of Shares Voted "For"	Votes Withheld	Broker Non-Votes
1	Phillip R. Cabrera	34,962,283	1,119,431	2,781,049
2	Antonio del Valle Perochena	33,006,491	3,075,223	2,781,049
3	Roberto R. Herencia	35,029,124	1,052,590	2,781,049
4	Mary Jo S. Herseth	35,971,824	109,890	2,781,049
5	Margarita Hugues Vélez	35,962,461	119,253	2,781,049
6	Steven P. Kent	35,118,370	963,344	2,781,049
7	William G. Kistner	35,989,971	91,743	2,781,049
8	Alberto J. Paracchini	35,740,002	341,712	2,781,049
9	Pamela C. Stewart	35,580,674	501,040	2,781,049
10	Carlos Ruiz Sacristán	35,960,660	121,054	2,781,049

2.) Proposal 2: Advisory (non-binding) Vote to Approve Named Executive Officer Compensation. Byline’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in the 2025 Proxy Statement:

Number of Shares Voted "For"	Number of Shares Voted " Against "	Abstentions	Broker Non-Votes
34,625,475	1,033,093	423,146	2,781,049

3.) Proposal 3: Ratification of Independent Registered Public Accounting Firm. Byline’s stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

Number of Shares Voted "For"	Number of Shares Voted " Against "	Abstentions	Broker Non-Votes
38,563,193	264,408	35,162	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYLINE BANCORP, INC.

Date: June 5, 2025	By:	/s/ Robert R. Herencia
	Name:	Roberto R. Herencia
	Title:	Executive Chairman and CEO